UNITED STATES
SECURITES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2007

CORD BLOOD AMERICA, INC.
(Exact name of registrant as specified in charter)

Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA 90069
(Address of principal executive offices)

(310) 432-4090
(Registrant’s Telephone Number, including Area Code)

Copies to:

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 26, 2007 (the “Closing Date”), Cord Blood America, Inc., a Florida corporation (the “Company”), entered into a Securities Purchase Agreement  (the “Securities Purchase Agreement”) pursuant to which it  issued and sold an aggregate of $1,931,106.20 of its 0% Senior Convertible Notes (the “Notes”) to accredited investors (the “Purchasers”) in a private placement.  The Company received gross proceeds of approximately $1,250,000.  A portion of the principal amount of the Notes was paid by the Purchasers using $544,000 worth of interest owed by the Company on outstanding Notes. As part of the transaction, the Purchasers were also issued warrants (the “Warrants”) to purchase 48,277,655 shares of the Company’s Common Stock, $0.0001 par value per share (“Common Stock”), at $0.037 per share.

The 0% Senior Convertible Notes

The Senior Convertible Notes are due on November 26, 2009 and were sold at a 20% discount.  So long as the Registration Statement that the Company is required to file pursuant to the Securities Purchase Agreement (the “Registration Statement”), is effective, the Company will have the right to prepay, prior to the second year anniversary of the issuance of the Notes, in cash all or a portion of the Notes at 120% of the outstanding principal plus accrued interest to the date of the prepayment.  Beginning on May 26, 2008, and continuing on the same date of each successive month thereafter, the Company shall repay 1/18th of the original principal amount of the Note either in cash or in Common Stock, at the Company’s option.  If the Company elects to repay the Notes in Common Stock, the number of shares issued will be based on the lesser of (i) 10% discount onto the Weighted Average Price of the 10 trading days immediately preceding (but not including) the applicable repayment date or (ii) the then conversion price, as adjusted.

If at any time from and after the Notes are issued and prior to the maturity date (i) the closing sale price of the Common Stock for twenty trading days in any thirty consecutive trading day period following the issuance date exceeds 300% of the conversion price then in effect (after appropriate adjustments for stock splits, stock dividends, stock combinations and other similar transactions), and (ii) the Registration Statement required to be filed pursuant to the Registration Rights Agreement shall have been effective for a period beginning at least thirty consecutive trading days immediately prior to the mandatory conversion notice date and ending on the later to occur of the mandatory conversion date and the last date on which the Registration Statement is required to remain effective and available for use pursuant to the Registration Rights Agreement, and is expected to remain effective and available for use until the earlier of thirty (30) days following the Mandatory Conversion Date and the last date on which the Registration Statement is required to remain effective under the Registration Rights Agreement, the Company shall have the right to require the Holder to convert all or any portion of the conversion amount then remaining under the Notes, in each case as designated in the mandatory conversion notice into fully paid, validly issued and nonassessable shares of Common Stock at the Conversion Rate as of the mandatory conversion date.

The initial conversion price of the Notes is $0.03 per share.  If the Company issues Common Stock (or securities issuable upon exercise of Warrants or conversion of other convertible securities), then the effective conversion price will be reduced to such price.

The Notes contain certain covenants of the Company which the Company must adhere to while the Notes are outstanding, including that:

•

all payments due under the Notes (i) shall rank junior to all indebtedness of the Company and its subsidiaries as of the issuance date, (ii) shall rank pari passu with all other convertible notes and (iii) shall rank senior to all indebtedness of the Company and its subsidiaries incurred after the issuance date;

•

the Company and its subsidiaries shall not incur any indebtedness if such indebtedness (including the issuance of debt securities) will result in the ratio at the time of such event(s) to fall below the lesser of (i) 1.0 and (ii) the ratio existing as of the issuance date;

•

the Company shall not enter or incur any liens and shall not permit any subsidiary to incur indebtedness other than permitted indebtedness;

•

the Company and its subsidiaries shall not make any restricted payments, except for subordinated debt or subsidiaries of the Company may make restricted payments to the Company; and

•

the Company shall not pay dividends.

Defaults under the Notes include the following:

•

If the Registration Statement is required to be maintained effective and such effectiveness lapses;

•

If the Company’s Common Stock is suspended from trading on its principal trading market;

•

A default under any Notes executed by the Company;

•

If the Company fails to pay interest or liquidated damages when due; and

•

If the Company fails to perform any covenant.

If an event of default occurs, the holders of the Notes may require the Company to (i) redeem all or any portion of the Note (ii) convert any portion of the Notes then held by the holders into shares of Common Stock, equal to a number of shares of Common Stock equal to the principal amount outstanding on the Notes divided by ninety six percent of the lowest daily Volume Weighted Average Price of the Common Stock during the thirty trading days immediately prior to the date of such conversion.  Each portion of the Notes subject to redemption by the Company shall be redeemed by the Company at a price equal to the Conversion Amount to be redeemed.  During the continuance of an event of default, the Notes shall accrue interest on any unpaid principal amount at an annual rate equal to 12%.

The holders of the Notes shall not have the right to convert the Notes, to the extent that after giving effect to such conversion, such holder would beneficially own in excess of 9.99% of the shares of the Company’s Common Stock immediately after giving effect to such conversion.

As previously mentioned, the Company issued the Purchasers Warrants to purchase 48,277,655 shares of the Company’s Common Stock at an exercise price of $0.037 per share.  The warrants may be exercised any time until November 31, 2012.

The Warrant holders may not exercise the Warrants for a number of shares of Common Stock in excess of that number of shares which upon giving effect to such exercise would cause the aggregate number of shares beneficially owned by the holder to exceed 4.99% of the outstanding shares of the Common stock following such exercise, except within 60 days of the expiration of the Warrants.

In connection with this transaction, the Company executed a Security Agreement pursuant to which it granted a security interest and lien on the Collateral (as defined in the Security Agreement) of the Company.  The lien shall terminate immediately when the Notes and all amounts due in connection with the Notes are satisfied.

In connection with the transaction, the Company paid placement agent fees in the amount of $90,000.   In addition, the placement agent is to be issued 2,916,667 shares each of Series A and Series B Warrants to purchase the Company’s Common Stock.

Pursuant to the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement.  Pursuant to the Registration Rights Agreement, the Company must file a registration statement to register all of the shares of Common Stock issuable upon exercise of the Warrants and conversion of the Notes.  The initial registration statement must be filed by December 26, 2007 and declared effective by February 25, 2008.  In the event that the registration statement is not timely filed or declared effective, the Company will be subject to liquidated damages.  The Company may also be required under certain circumstances to pay the purchasers specified liquidated damages if it is unable to maintain the effectiveness of the registration statement.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about us and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

The Shelter Island Line of Credit

On November 26, 2007, the Company entered into a Second Amendment (the “Second Amendment”) to the Securities Purchase Agreement,  dated as of February 14, 2007, as amended by the First Amendment, dated as of April 9, 2007, by and among Corcell, Ltd., a Nevada corporation (“Corcell”), the Company, and Shelter Island Opportunity Fund, LLP (“Shelter Island”), pursuant to which the Company may borrow an amount not to exceed $1,000,000, exercisable at its option.  Such funds may be drawn down in installments by the Company is amounts of at least $200,000, or an integral multiple in excess thereof. In connection with the transaction, the Company issued, executed and delivered to the Shelter Island the following:

•

A Security Agreement (the “Corcell Security Agreement”);

•

A Secured Original Issue Discount Debenture with a principal amount not to exceed $1,000,000 (the “Debentures”);

•

A Common Stock Purchase Warrant to purchase 20,270,270 shares of Common Stock (the “Shelter Island Warrants”);

•

A Put Option Agreement; and

•

A Subordination Agreement

In the event the Company draws down on the line of credit, it will issue the Debenture, which matures on May 26, 2010 (the “Maturity Date”).  Annual interest on the Debenture is the greater of (i) the sum of 4.00% plus the Prime Rate on such date or (ii) 11.75%.  Interest on the Debenture is payable in arrears (x) prior to the Maturity Date, on the last trading day of the second month immediately succeeding the month in which the first advance is made and on the last trading day of each month thereafter until the Maturity Date, (y) in full on the Maturity Date and (z) on demand after the Maturity Date.

The Company issued the Purchasers Shelter Island Warrants to purchase 20,270,270 shares of the company’s Common Stock at a purchase price of $0.037 per share.  The Shelter Island Warrants may be exercised any time until November 31, 2012.

The Company has also granted Shelter Island a put option pursuant to the Second Amendment pursuant to which Shelter Island can sell the shares issued to Shelter Island under the Second Amendment back to the Company for the product of (i) the aggregate of all advances made (whether or not they are then outstanding) by Shelter Island to Corcell under the Debenture, and (ii) 60.00% (or, on a per put share basis, such product divided by the total number of put shares) at any time during the earlier to occur of the following put option exercise periods: (a) the ten business day period commencing on the first anniversary of the Closing Date, or (b) the ten business day period commencing on the date which is nine months after the date that the registration statement for the registration of the issued shares is declared effective by the Securities and Exchange Commission.

In addition, Corcell, a subsidiary of the Company, entered into a Subordination Agreement in which the Purchasers subordinated to Shelter Island any security interest or lien that Purchasers may have in the collateral of Corcell.  The security interest of Shelter Island shall at all times be senior to the security interest of the Purchasers.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 above, which is incorporated herein by reference.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Exhibits

4.1

Form of Senior Convertible Note.

4.2

Form of Warrant to Purchase Common Stock.

4.3

Secured Original Issue Discount Debenture, issued on November 26, 2007, by Corcell.

4.4

Common Stock Purchase Warrant, issued on November 26, 2007, by the Company.

10.1

Securities Purchase Agreement, dated as of November 26, 2007, by and among the Company and Enable Growth Partners LP, a Delaware limited partnership (the “Lead Purchaser”), and each other purchaser listed on the signature page (individually, a “Purchaser” and, collectively, the “Purchasers”).

10.2

Security Agreement, dated as of November 26, 2007, by and among the Company and the Purchasers.

10.3

Registration Rights Agreement, dated as of November 26, 2007, by and among the Company and the Purchasers.

10.4

Second Amendment, dated as of November 26, 2007, to the Securities Purchase Agreement, dated as of February 14, 2007, as amended by the First Amendment, dated as of April 9, 2007, by and among Corcell, the Company, and Shelter Island.

10.5

Corcell Security Agreement, dated as of November 26, 2007, by and between Shelter Island and Corcell.

10.6

Put Option Agreement, dated as of November 26, 2007, by and between the Company and Shelter Island.

10.7

Subordination Agreement, dated as of November 26, 2007, by and among the Company, Corcell, Career Channel, Inc., the Purchasers and Shelter Island.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
(Registrant)

Date: November 30, 2007	By:	/s/ Matthew Schissler
	Name:	Matthew Schissler
	Title:	Chief Executive Officer

EXHIBIT INDEX

4.1

Form of Senior Convertible Note.

4.2

Form of Warrant to Purchase Common Stock.

4.3

Secured Original Issue Discount Debenture, issued on November 26, 2007, by Corcell.

4.4

Common Stock Purchase Warrant, issued on November 26, 2007, by the Company.

10.1

Securities Purchase Agreement, dated as of November 26, 2007, by and among the Company and Enable Growth Partners LP, a Delaware limited partnership (the “Lead Purchaser”), and each other purchaser listed on the signature page (individually, a “Purchaser” and, collectively, the “Purchasers”).

10.2

Security Agreement, dated as of November 26, 2007, by and among the Company and the Purchasers.

10.3

Registration Rights Agreement, dated as of November 26, 2007, by and among the Company and the Purchasers.

10.4

Second Amendment, dated as of November 26, 2007, to the Securities Purchase Agreement, dated as of February 14, 2007, as amended by the First Amendment, dated as of April 9, 2007, by and among Corcell, the Company, and Shelter Island.

10.5

Corcell Security Agreement, dated as of November 26, 2007, by and between Shelter Island and Corcell.

10.6

Put Option Agreement, dated as of November 26, 2007, by and between the Company and Shelter Island.

10.7

Subordination Agreement, dated as of November 26, 2007, by and among the Company, Corcell, Career Channel, Inc., the Purchasers and Shelter Island.